SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of 15(d)
                      of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                February 27, 1995


                               CHEVRON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-368-2                       94-0890210
  -----------------       ------------------------       ---------------------
  (State or other         (Commission File Number)       (I.R.S. Employer No.)
  jurisdiction of
  incorporation)

    225 Bush Street, San Francisco, CA                          94104
  ----------------------------------------               ---------------------
  (Address of principal executive offices)                   (Zip Code)

            Registrant's telephone number, including area code:
                             (415) 894-7700


  Item 5.   Other Events.
            ------------

            On February 27, 1995, the Registrant issued a Press Release announcing the sale of Chevron's Port Arthur, Texas, fuels refinery to Clark Refining and Marketing Inc., a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


  Item 7.   Financial Statements and Exhibits.

            (c)   Exhibits.

                  99.1 Press Release of Chevron Corporation dated February 27, 1995, entitled "Chevron Sale of Port Arthur Fuels Refinery to Clark Becomes Final Today; Fourth Quarter 1994 Earnings Charge Reversed."

                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: February 28, 1995

                                                        CHEVRON CORPORATION



                                                   By   /s/  M.J. McAULEY
                                                      -----------------------
                                                             M.J. McAuley
                                                              Secretary